Novelis Second Quarter 2012
Earnings Conference Call
Philip Martens
President and Chief Executive Officer
Steve Fisher
Senior Vice President and Chief Financial Officer
Brighter Ideas with Aluminum
November 9, 2011
Exhibit 99.2

Safe Harbor Statement
Forward-Looking Statements
Statements made in this presentation which describe Novelis' intentions, expectations, beliefs or predictions may be forward-looking statements within the meaning of securities laws.  Forward-looking statements include statements preceded by, followed by, or including the words "believes,"
"expects," "anticipates," "plans," "estimates," "projects," "forecasts," or similar expressions.  Examples of such statements in this presentation are our stated view regarding our ability to generate free cash flow this fiscal year, our target Adjusted EBITDA for fiscal 2012 our projections for aluminum demand, our projected liquidity levels, expected cost savings from plant closures and anticipated increases to our production capacity from our debottlenecking initiatives.  Novelis cautions that, by their nature, forward-looking statements involve risk and uncertainty and that Novelis' actual results could differ materially from those expressed or implied in such statements.  We do not intend, and we disclaim any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.  Factors that could cause actual results or outcomes to differ from the results expressed or implied by forward-looking statements include, among other things: changes in the prices and availability of aluminum (or premiums associated with such prices) or other materials and raw materials we use; the capacity and effectiveness of our metal hedging activities, including our internal used beverage cans (UBCs) and smelter hedges; relationships with, and financial and operating conditions of, our customers, suppliers and other stakeholders; fluctuations in the supply of, and prices for, energy in the areas in which we maintain production facilities; our ability to access financing for future capital requirements; changes in the relative values of various currencies and the effectiveness of our currency hedging activities; factors affecting our operations, such as litigation, environmental remediation and clean-up costs, labor relations and negotiations, breakdown of equipment and other events; the impact of restructuring efforts in the future; economic, regulatory and political factors within the countries in which we operate or sell our products, including changes in duties or tariffs; competition from other aluminum rolled products producers as well as from substitute materials such as steel, glass, plastic and composite materials; changes in general economic conditions including deterioration in the global economy, particularly sectors in which our customers operate; changes in the fair value of derivative instruments;
cyclical demand and pricing within the principal markets for our products as well as seasonality in certain of our customers’ industries; changes in government regulations, particularly those affecting taxes, environmental, health or safety compliance; changes in interest rates that have the effect of increasing the amounts we pay under our principal credit agreement and other financing agreements; the effect of taxes and changes in tax rates;
and our indebtedness and our ability to generate cash. The above list of factors is not exhaustive.  Other important risk factors included under the caption "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended March 31, 2011 and our Quarterly Report on Form 10-Q for the
fiscal quarter ended June 30, 2011 are specifically incorporated by reference into this presentation.
Non-GAAP Financial Measures
This presentation contains non-GAAP financial measures as defined by SEC rules.  We think that these measures are helpful to investors in measuring our financial performance and liquidity and comparing our performance to our peers.  However, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures used by other companies.  These non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for GAAP financial measures.  We have included reconciliations of each of these measures to the most directly comparable GAAP measure.  In addition, a more detailed description of these non-GAAP financial measures used in this presentation, together with a discussion of the usefulness and purpose of such measures, is included as Exhibit 99.2 to our
Current Report on Form 8-K furnished to the SEC with our earnings press release.

DETAILED FINANCIAL PERFORMANCE NOVELIS STRATEGY QUESTIONS AND ANSWERS FINANCIAL HIGHLIGHTS & OUTLOOK 3 Agenda

4 4

(Q2FY12 vs. Q2FY11)
Continued Strong Performance
Shipments Down 2% to 720 Kilotonnes
Net Sales Up 14% to $2.9 Billion
Strong Adjusted EBITDA Up 3% to $301 Million
Free Cash Flow Before CapEx of $237 Million
Liquidity of $993 Million
Net Income of $120 Million
Second Quarter Financial Highlights

6 FY12 Targets Adjusted EBITDA $1.10 - $1.15B Free Cash Flow before CapEx of $600 - $700M CapEx of $550 - $600M Primarily for Strategic Investments On Track to Achieve Record FY12 Results

7 Strong & Predictable Results Competitive Advantages in this Market Recession Resistant Growth in Emerging Markets Increasing Substitution Low Exposure to True Commodity Type Product and

8

Shipments & Sales
Shipments by Region Total Company
Sales (Billions) • Shipments (Kt)
Solid Global Demand
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
Shipments
Sales
Q2FY12 Q2FY11
2.5
2.9
200
350
500
650
800
Q2FY11 Q2FY12
0
50
100
150
200
250
300
South
America
Asia Europe North
America
(2%)
0%
(4%)
(3%)

Adjusted EBITDA/Shipments Adjusted Pre-Tax Income*
EBITDA, Shipments and Pre-Tax Income
Strong EBITDA – Up 3% on Shipment Decrease of 2%
EBITDA & Pre-Tax Income (Millions) • Shipments (Kt)
Shipments Adjusted EBITDA
* Adjusted Pre-Tax Income excludes restructuring charges, unrealized gains/losses on derivatives, gain/loss on sale of assets, gain on litigation.
$0
$40
$80
$120
$160
Q2FY11 Q2FY12
$200
$225
$250
$275
$300
$325
$350
Q2FY11 Q2FY12
291
301
137
128
0
150
300
450
600
750
900

11 (Millions) Adjusted EBITDA Trend Driving Consistent & Predictable Results

12 Less Controllable Business Variables Adjusted EBITDA Q2FY11 vs. Q2FY12 (Millions)

13 (Millions) Free Cash Flow Before CapEx Expect to Generate ~$600-700 Million for FY12

(Millions)
Capital Expenditures
Focused on Strategic Investments
CapEx Plan:
CapEx plan
Back-end Weighted
Strategic
Investments of
~$410-$460M
Maintenance
Investments of
~$140M
FY11 FY12
~550-600
$0
$100
$200
$300
$400
$500
$600
$700
234
107
48
67
23
Q1 Q2 FY

15

16
Source:  Novelis Estimates and March 2011 CRU
Long-Term Global Trends in Aluminum Demand
Electronics & High-End
Specialties
Beverage Can
Automotive
~25%
~25%
~6%
~6%
~4-5%
~4-5%
Strong Long-Term Outlook
Long-term
(CY11-16)

17
Committed to Capitalizing on Strong Market Growth and
Solidifying Market Leadership Through Expansion
Novelis Long-Term Strategy
Long-Term Strategic Investments
Long-Term Strategic Investments
Brazil Mill Expansion
Asia Mill Expansion
North America Mill Expansion

Brazil Mill Expansion – Status Update
Expansion Project
Additional
Capacity
Product
Segment
Annual Beverage
Can Growth of
7% for S.A. over
the next 5 years
~$300M
Halfway
Through
Expansion –
On Track & On
Budget
On Track
for
Incremental
Capacity of
~220kt by
End of CY
2012
Investment &
Status

19 Brazil Mill Expansion Cold Mill 3 Foundation Pre-assembling Cold Mill stands Line-D Casting Center Foundation 19

20
Brazil – Additional Investment
New Recycling Line
Adds Recycling
Capacity of
~190 kts of UBC
and scrap, brings
total recycling
capacity to
~390 kts
~$30M
Late
CY2013
Additional Capacity
Investment
& Status Benefits
• Drives Towards 80%
Recycled Content
Goal
• Ensures Metal
Supply
• Reduces Costs

21
Korea Mill Expansion – Status Update
Expansion Project
Investment
& Status
Additional
Capacity
Product
Segment
Annual FRP
Growth of 8% for
Asia over the next
5 years
~$400M
Broke Ground
in Q2
On Track
for
Incremental
Capacity of
~350kt by
End of
CY 2013

22
North America Mill Expansion – Status Update

Expansion Project
Investment &
Status
Additional
Capacity
Product
Segment
Strong Double
Digit Annual Auto
Sheet Growth in
N.A. over the next
5 years
On Track for
Incremental
Capacity of
~200kt by
Mid CY 2013
~$200M
Broke Ground
in Q2

Source:  Ducker Worldwide and The Aluminum Association, Oct. 2011
Government Regulation Driving Aluminum Demand
0
100
200
300
400
500
600
1975 1980 1985 1990 1995 2000 2005 2010 2015 2020 2025
Driven by Castings
23
Driven by Sheet
Aluminum Content  in Pounds per Light Vehicle
- History and Forecast -
Aluminum Content Growth to be Driven by Sheet Starting 2015

24
Summary
Performance Remains Solid Across Four Operating
Regions
Planning to Achieve Record FY12 Adjusted EBITDA of
$1.10 - $1.15B
Making Headway on Global Investments:
• Three Large Mill Expansions on Track & Budget
• Global Recycling Initiatives on Track & Budget

25

26

Income Statement Reconciliation to Adjusted EBITDA
(in $ m)
Q1
FY10
Q2
FY10
Q3
FY10
Q4
FY10
FY 10
Q1
FY11
Q2
FY11
Q3
FY11
Q4
FY11
FY11
Q1
FY12
Q2
FY12
Net Income (loss) Attributable to Our Common
Shareholder
143 195 68 (1) 405 50 62 (46) 50 116 62 120
- Interest, net (40) (41) (42) (41) (164) (36) (37) (42) (79) (194) (73) (73)
- Income tax (provision) benefit (112) (87) (48) (15) (262) (15) (56) (33) 21 (83) (59) 7
- Depreciation and amortization
(100) (92) (93) (99) (384) (103) (104) (100) (97) (404) (89) (81)
- Noncontrolling interests (18) (19) (13) (10) (60) (9) (11) (11) (13) (44) (15) (10)
EBITDA 413 434 264 164 1,275 213 270 140 218 841 298 277
- Unrealized gain (loss) on derivatives 299 254 62 (37) 578 (47) 1 9 (27) (64) 26 (1)
- Realized gain on derivative instruments not included  in
segment income
- - - - - - - 4 1 5 2 -
- Loss on early extinguishment of debt - - - - - - - (74) (10) (84) - -
- Proportional consolidation  (16) (17) 2 (21) (52) (10) (11) (10) (14) (45) (13) (12)
- Restructuring  charges, net (3) (3) (1) (7) (14) (6) (9) (20) 1 (34) (19) (11)
- Others costs, net
9 1   1 (3) 8 13 (2) (7) (13) (9) (4) -
Adjusted EBITDA 124 199 200 232 755 263 291 238 280 1,072 306 301
Other Income (expense) Included in Adjusted EBITDA
- Metal price lag (30) (10) 3 2 (35) 9 19 - (3) 25 5 15
- Foreign currency remeasurement 5 13 (6) 4 16 (22) 20 1 9 8 (8) -
- Purchase accounting 52 49 42 (2) 141 (3) (4) (3) (3) (13) (3) (3)
- Can price ceiling, net (54) (54) (20) - (128) - - - - - - -

Free Cash Flow
(in $m)
FY10 FY11 FY12
Q1 Q2 Q3 Q4
Full
Year
Q1 Q2 Q3 Q4
Full
Year
Q1 Q2
Cash Provided by (used
in) Operating Activities
256 195 179 214 844 22 102 94 236 454 (115) 171
Cash Provided by (used
in) Investing Activities)
(233) (196) (55) 0 (484) 27 (2) (39) (99) (113) (79) (40)
Less: Proceeds from
Sales of Fixed Assets
(3) (1) 0 (1) (5) (15) (3) (10) (3) (31) 0 1
Free Cash Flow
20 (2) 124 213 355 34 97 45 134 310 (194) 130

Explanation of Other Income (Expenses)
Included in our Adjusted EBITDA
1) Metal Price Lag Net of Related Hedges:
On certain sales contracts we experience timing differences on the pass through of changing aluminum prices from our suppliers to our customers. Additional timing differences occur in the flow of metal costs through moving average inventory cost values and cost of goods sold. This timing difference is referred to as Metal Price Lag. We have a risk management program in place to minimize impact of this “lag”.
2) Foreign Currency Remeasurement Net of Related Hedges:
All non-functional currency denominated Working Capital and Debt gets remeasured every period by the period end exchange rates. This impacts our profitability. Like Metal Price Lag, we have a risk management program in place to minimize impact of such Remeasurement.
3) Purchase Accounting:
Following our acquisition, the consideration and transaction costs paid by Hindalco in connection with the transaction were
“pushed down” to us and were allocated to the assets acquired and the liabilities assumed. These allocations are amortized over periods, impacting our profitability. A significant portion of such amortizations pertain to ceiling contracts.
4) Can Price Ceilings:
Some sales contracts contained  a ceiling over which metal prices could not be contractually passed through to certain customers. This negatively impacted our margins and cash flows when the price we paid for metal was above the ceiling price contained in these contracts. These contracts expired December 31, 2009.